                          BLUE CHIP VALUE FUND, INC.
                               POWER OF ATTORNEY



     I hereby appoint Kenneth V. Penland or Steven G. Wine attorney for me and in my name and on my behalf to sign any Registration Statement or Amendment thereto of BLUE CHIP VALUE FUND, INC. to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on November 17, 1996.


                              /s/ Robert M. Inman
                              ------------------------
                                   Robert M. Inman

                          BLUE CHIP VALUE FUND, INC.
                               POWER OF ATTORNEY



     I hereby appoint Kenneth V. Penland or Steven G. Wine attorney for me and in my name and on my behalf to sign any Registration Statement or Amendment thereto of BLUE CHIP VALUE FUND, INC. to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October 15, 1996.


                              /s/ Roberta M. Wilson
                              ------------------------
                                   Roberta M. Wilson

                          BLUE CHIP VALUE FUND, INC.
                               POWER OF ATTORNEY



     I hereby appoint Kenneth V. Penland or Steven G. Wine attorney for me and in my name and on my behalf to sign any Registration Statement or Amendment thereto of BLUE CHIP VALUE FUND, INC. to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October 14, 1996.


                              /s/ Richard C. Schulte
                              ________________________
                                 Richard C. Schulte

                          BLUE CHIP VALUE FUND, INC.
                               POWER OF ATTORNEY



     I hereby appoint Kenneth V. Penland or Steven G. Wine attorney for me and in my name and on my behalf to sign any Registration Statement or Amendment thereto of BLUE CHIP VALUE FUND, INC. to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October 15, 1996.


                              /s/ Robert J. Greenebaum
                              ------------------------
                                Robert J. Greenebaum